Exhibit 4.2

AMPHENOL CORPORATION

OFFICERS’ CERTIFICATE

Pursuant to Section 2.2 of the Indenture

Reference is made to the Indenture (the “Indenture”), dated as of March 16, 2023, between Amphenol Corporation, a Delaware corporation (the “Company”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Indenture.

Pursuant to Section 2.2 of the Indenture, the Company hereby certifies, through its Chief Financial Officer, Craig A. Lampo, and its Secretary, Lance D’Amico, as follows:

1.	Pursuant to (i) an Action by Unanimous Written Consent of the Board of Directors (the “Board of Directors”) of the Company taken as of March 26, 2024, including authority delegated by the Board of Directors to the Pricing Committee thereof and (ii) an Action by Unanimous Written Consent of the Pricing Committee of the Board of Directors taken as of April 2, 2024 (the “Pricing Committee Consent”), the Company has created three series of senior debt securities of the Company, designated as the 5.050% Senior Notes due 2027 (the “2027 Notes”), the 5.050% Senior Notes due 2029 (the “2029 Notes”) and the 5.250% Senior Notes due 2034 (the “2034 Notes”, and together with the 2027 Notes and 2029 Notes, the “Notes”), to be issued under the Indenture, and authorized the sale of up to $1,500,000,000 (or such other amount approved by the Pricing Committee not to exceed $2,000,000,000) in aggregate principal amount of one or more series of notes.

2.	The terms of the Notes as authorized by and determined pursuant to the Pricing Committee Consent, are as follows:

(a)	(i)	The title of the 2027 Notes shall be 5.050% Senior Notes due April 5, 2027 (CUSIP/ISIN: 032095AN1 / US032095AN10).

(ii)	The title of the 2029 Notes shall be 5.050% Senior Notes due April 5, 2029 (CUSIP/ISIN: 032095AP6 / US032095AP67).

(iii)	The title of the 2034 Notes shall be 5.250% Senior Notes due April 5, 2034 (CUSIP/ISIN: 032095AQ4 / US032095AQ41).

(b)	(i)	The price at which the 2027 Notes will be issued shall be 99.887% of the principal amount of the 2027 Notes.

(ii)	The price at which the 2029 Notes will be issued shall be 99.900% of the principal amount of the 2029 Notes.

(iii)	The price at which the 2034 Notes will be issued shall be 99.900% of the principal amount of the 2034 Notes.

(c)	(i)	The maximum aggregate principal amount of the 2027 Notes shall be $450,000,000.

(ii)	The maximum aggregate principal amount of the 2029 Notes shall be $450,000,000.

(iii)	The maximum aggregate principal amount of the 2034 Notes shall be $600,000,000.

(d)	(i)	The principal of the 2027 Notes shall be payable on April 5, 2027 (the “2027 Maturity Date”).

(ii)	The principal of the 2029 Notes shall be payable on April 5, 2029 (the “2029 Maturity Date”).

(iii)	The principal of the 2034 Notes shall be payable on April 5, 2034 (the “2034 Maturity Date”).

(e)	(i) The 2027 Notes shall bear interest at an annual rate of 5.050% from April 5, 2024, payable semi-annually in arrears on April 5 and October 5 of each year (the “2027 Interest Payment Dates”), commencing October 5, 2024 until the principal of the 2027 Notes is paid or made available for payment. The interest so payable shall be paid to the Persons in whose name the 2027 Notes are registered at the close of business on March 21 or September 20 (the “2027 Interest Record Dates”) (whether or not a Business Day (as defined in the Indenture)) immediately preceding such April 5 or October 5, respectively. The amount of interest payable on any 2027 Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any 2027 Interest Payment Date, any redemption date or the 2027 Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if made on the date that payment was due and no interest will accrue on the amount so payable for the period from and after such 2027 Interest Payment Date, such redemption date or 2027 Maturity Date, as the case may be, to the date of that payment on that next succeeding Business Day.

(ii) The 2029 Notes shall bear interest at an annual rate of 5.050% from April 5, 2024, payable semi-annually in arrears on April 5 or October 5 of each year (the “2029 Interest Payment Dates”), commencing October 5, 2024 until the principal of the 2029 Notes is paid or made available for payment. The interest so payable shall be paid to the Persons in whose name the 2029 Notes are registered at the close of business on March 21 or September 20 (the “2029 Interest Record Dates”) (whether or not a Business Day (as defined in the Indenture)) immediately preceding such April 5 or October 5, respectively. The amount of interest payable on any 2029 Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any 2029 Interest Payment Date, any redemption date or the 2029 Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if made on the date that payment was due and no interest will accrue on the amount so payable for the period from and after such 2029 Interest Payment Date, such redemption date or 2029 Maturity Date, as the case may be, to the date of that payment on that next succeeding Business Day.

(iii) The 2034 Notes shall bear interest at an annual rate of 5.250% from April 5, 2024, payable semi-annually in arrears on April 5 or October 5 of each year (the “2034 Interest Payment Dates”, together with the 2027 Interest Payment Dates and the 2029 Interest Payment Dates, the “Interest Payment Dates”), commencing October 5, 2024 until the principal of the 2034 Notes is paid or made available for payment. The interest so payable shall be paid to the Persons in whose name the 2034 Notes are registered at the close of business on March 21 or September 20 (the “2034 Interest Record Dates”) (whether or not a Business Day (as defined in the Indenture)) immediately preceding such April 5 or October 5, respectively. The amount of interest payable on any 2034 Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any 2034 Interest Payment Date, any redemption date or the 2034 Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if made on the date that payment was due and no interest will accrue on the amount so payable for the period from and after such 2034 Interest Payment Date, such redemption date or 2034 Maturity Date, as the case may be, to the date of that payment on that next succeeding Business Day.

(f)	The place where: (i) principal of and premium, if any, and interest on the Notes shall be payable, (ii) the Notes may be surrendered for registration of transfer or exchange and (iii) notices and demands to or upon the Company in respect of the Notes and the Indenture may be served, shall be at the Company’s office or agency in Hartford, Connecticut (which initially shall be the corporate trust office of the Trustee at: 185 Asylum Street, 27th Floor, Hartford, Connecticut 06103), provided that, at the Company’s option, payment of interest may be made by check mailed to the registered Holders of the Notes at their registered addresses.

(g)	(I) Prior to the applicable Par Call Date (as defined herein), the Company may redeem the Notes of any series at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes of the applicable series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 10 basis points, in the case of the 2027 Notes, 15 basis points, in the case of the 2029 Notes, and 15 basis points, in the case of the 2034 Notes, in each case less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the applicable redemption date.

On or after the applicable Par Call Date, the Company may redeem the Notes of any series, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

If the date of redemption is on or after an Interest Record Date and on or before the related Interest Payment Date, the accrued and unpaid interest, if any, shall be paid to the Person in whose name the Note is registered at the close of business on such Interest Record Date, and no additional interest shall be payable to Holders whose Notes will be subject to redemption by the Company.

For purposes of this Section 2(g)(I), the following terms have the following meanings:

“Par Call Date” means (a) with respect to the 2027 Notes, March 5 , 2027 (one month prior to the maturity date), (b) with respect to the 2029 Notes, March 5, 2029 (one month prior to the maturity date), and (c) with respect to the 2034 Notes, January 5, 2034 (three months prior to the maturity date).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

(II) The Notes of each series will be subject to a “special mandatory redemption” in the event that (i) the CIT Acquisition (as defined below) is not consummated on or prior to the later of (x) January 30, 2025 (the “Outside Date”) or (y) the date that is five Business Days after any later date to which the parties to the Stock Purchase Agreement (as defined below) may agree to extend the Outside Date in the Stock Purchase Agreement (the “Special Mandatory Redemption End Date”), or (ii) the Company notifies the Trustee under the Indenture that the Company will not pursue consummation of the CIT Acquisition. The Company refers to each of such events as a “special mandatory redemption event.” If a special mandatory redemption event occurs, the Company will be required to redeem the outstanding Notes of each series at the “special mandatory redemption price” equal to 101% of the principal amount thereof plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but not including, the special mandatory redemption date. The “special mandatory redemption date” will be selected by the Company and will be a date no later than ten business day following the occurrence of the special mandatory redemption event. Unless the Company defaults in payment of the special mandatory redemption price, on and after such special mandatory redemption date, interest on the Notes will cease to accrue.

In the event that the Company becomes obligated to redeem the Notes pursuant to the special mandatory redemption, the Company, either directly or through the Trustee at the Company’s direction on the Company’s behalf, will cause a notice of the special mandatory redemption to be sent, with a copy to the Trustee, not later than five Business Days after the occurrence of the special mandatory redemption event to each Holder of the Notes at its registered address. Such notice will also specify the special mandatory redemption date. If funds sufficient to pay the special mandatory redemption price of all Notes to be redeemed on the special mandatory redemption date are deposited with the Paying Agent on or before such special mandatory redemption date, and certain other conditions are satisfied, on and after such special mandatory redemption date, the Notes to be redeemed will cease to bear interest and all rights under the Notes to be redeemed shall terminate.

Upon the consummation of the CIT Acquisition, the foregoing provisions regarding special mandatory redemption will cease to apply. For the purposes of the foregoing, the CIT Acquisition will be deemed consummated if the closing under the Stock Purchase Agreement occurs, including after giving effect to any amendments or modifications to the Stock Purchase Agreement or waivers thereunder acceptable to the Company.

For purposes of this Section (g)(II), the following definitions apply:

“CIT” means the Carlisle Interconnect Technologies business of Carlisle Companies Incorporated.

“CIT Acquisition” means the proposed acquisition of CIT by Amphenol, pursuant to the Stock Purchase Agreement.

“Stock Purchase Agreement” means the Stock Purchase Agreement dated January 30, 2024, by and among Amphenol Corporation and Carlisle Companies Incorporated, as such agreement may be amended or modified or any provision thereof waived.

(h)	Except as described under Section 2(g) above, the Notes will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

(i)	If a Change of Control Repurchase Event (as defined below) occurs, unless the Company has exercised its right to redeem all of the Notes as described under Section 2(g) above, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price in cash equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date).

Within 30 days following any Change of Control Repurchase Event, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall send, by first class mail, a notice to each Holder, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer, stating:

(i)	that such Change of Control Repurchase Event has occurred or is pending and that such Holder has the right to require the Company to repurchase such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but not including, the date of repurchase (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date) (the “Change of Control Payment”);

(ii)	if such notice is mailed prior to the date of consummation of the Change of Control, that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date;

(iii)	the date of repurchase (which shall be no earlier than 30 days nor later than 60 days from the date the Change of Control Offer is mailed) (the “Change of Control Payment Date”); and

(iv)	the procedures determined by the Company, consistent with the Indenture, that a Holder must follow in order to have its Notes repurchased.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes (equal to $2,000 and integral multiples of $1,000 in excess thereof) properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes so tendered; and

(3)	deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased by the Company and, to the extent applicable, an executed new note or notes evidencing any unpurchased portion of any Note or Notes surrendered for which the Trustee shall authenticate and deliver a new note or notes as provided below.

The Trustee shall promptly as practicable mail, or shall cause the Paying Agent to promptly mail, to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee shall promptly as practicable authenticate and mail (or cause to be transferred by book entry) to each Holder a new note equal in principal amount to any unpurchased portion of the Notes surrendered, if any, provided that each such new note shall be in a principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

If the Change of Control Payment Date is on or after an Interest Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest, if any, shall be paid to the Person in whose name the Note is registered at the close of business on such Interest Record Date, and no additional interest shall be payable to Holders who tender pursuant to the Change of Control Offer.

The Company shall not be required to make the Change of Control Offer upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to the Change of Control Offer to be made by the Company and repurchases all Notes validly tendered and not withdrawn under such offer.

The Company shall comply, to the extent applicable, with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws or regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions in this Section 2(i), the Company shall comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions in this Section 2(i) by virtue of any such conflict.

For purposes of this Section 2(i), the following terms have the following meanings: “Change of Control” means:

•	the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as such term is used in Sections 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Company’s Voting Stock (or the Company’s successor by merger, consolidation or purchase of all or substantially all of its assets) (for the purposes of this Section 2(i), such person shall be deemed to beneficially own any of the Company’s Voting Stock held by a parent entity, if such person “beneficially owns” (as defined above), directly or indirectly, more than a majority of the voting power of the Voting Stock of such parent entity); or

•	the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction; or

•	the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; or

•	the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of the Subsidiaries taken as a whole to any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than to the Company or one of the Company’s Subsidiaries; or

•	the adoption by the Company’s stockholders of a plan or proposal for its liquidation or dissolution.

Notwithstanding the foregoing, a transaction shall not be considered to be a Change of Control if (A) the Company becomes a direct or indirect wholly owned Subsidiary of a holding company and (B) immediately following that transaction, (1) the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (2) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Rating Decline with respect to such Change of Control. Notwithstanding anything in this Section 2(i), no Change of Control Repurchase Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (a) was a member of the Company’s Board of Directors on the date of issuance of the Notes or (b) was nominated for election or elected to the Company’s Board of Directors with the approval of a majority of the Continuing Directors who were members of the Company’s Board of Directors at the time of such nomination or election.

“Investment Grade” means BBB- or higher by S&P and Baa3 or higher by Moody’s, or the equivalent of such ratings by S&P or Moody’s or, if either S&P or Moody’s shall not make a rating on the Notes publicly available, another Rating Agency.

“Moody’s” means Moody’s Investors Service Inc. and its successors.

“Rating Agency” means each of S&P and Moody’s or, to the extent S&P or Moody’s or both do not make a rating on the Notes publicly available, a “nationally recognized statistical rating organization” (within the meaning of Section 3(a)(62) under the Exchange Act) or “organizations”, as the case may be, selected by the Company (as certified by a resolution of the Company’s Board of Directors), which shall be substituted for S&P or Moody’s, or both, as the case may be.

“Rating Decline” means, with respect to a Change of Control, the Notes cease to be rated Investment Grade by each Rating Agency on any date during the period (“Trigger Period”) from the date of the public notice of an arrangement that could result in such Change of Control until 60 days following the consummation of such Change of Control (which Trigger Period will be extended for so long as the rating on the Notes is under publicly announced consideration for a possible downgrade by either of the Rating Agencies).

“S&P” means S&P Global Ratings, a division of S&P Global Inc. and its successors.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors, managers or trustees, as applicable, of such Person.

(j)	The Notes shall be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(k)	The Notes shall be issued only in registered form without coupons. The 2027 Notes shall be represented by one or more Global Securities in the form set forth in Exhibit A hereto, the 2029 Notes shall be represented by one or more Global Securities in the form set forth in Exhibit B hereto, and the 2034 Notes shall be represented by one or more Global Securities in the form set forth in Exhibit C hereto.

(l)	In the event of a declaration of acceleration of the maturity of the Notes pursuant to Section 6.2 of the Indenture, 100% of the principal amount of the Notes shall be payable.

(m)	The Notes shall be issued in United States dollars.

(n)	Principal of and premium, if any, and interest on the Notes shall be paid in United States dollars.

(o)	N/A

(p)	N/A

(q)	N/A

(r)	Failure to make the special mandatory redemption, if required in accordance with the terms described above, will constitute an Event of Default (as defined in the Indenture) with respect to the applicable series of the Notes. There shall be no other additions to or changes in the Events of Default that apply to the Notes. There shall be no change in the right of the Trustee or the requisite Holders of the Notes to declare the principal amount of the Notes due and payable pursuant to Section 6.2 of the Indenture.

(s)	Other than as set forth in Section 2(i) above, there shall be no additions to or changes in the covenants set forth in Article IV or V of the Indenture that apply to the Notes.

(t)	The Notes shall not be convertible to any other securities of the Company.

(u)	The Notes shall be senior unsecured and unsubordinated debt securities and shall rank equally with all of the Company’s existing and future senior unsecured and unsubordinated indebtedness, including the Company’s 2.050% Senior Notes due 2025, the Company’s 4.750% Senior Notes due 2026, the Company’s 4.350% Senior Notes due 2029, the Company’s 2.800% Senior Notes due 2030, the Company’s 2.200% Senior Notes due 2031 and the Company’s guarantee of the 0.750% Euro Senior Notes due 2026 (the “2026 Euro Notes”) and the 2.000% Euro Senior Notes due 2028 (the “2028 Euro Notes”) issued by the Company’s Subsidiary, Amphenol Technologies Holding GmbH and any borrowings under the Company’s revolving credit facility. However, the Notes shall be structurally subordinated to the indebtedness of the Company’s Subsidiaries (other than the 2026 Euro Notes and the 2028 Euro Notes (to the extent such 2026 Euro Notes and 2028 Euro Notes are guaranteed by the Company)) and effectively subordinated to any of the Company’s future secured indebtedness to the extent of the value of the assets securing such indebtedness.

(v)	The Trustee shall act as the Registrar, Paying Agent and Service Agent for the Notes.

(w)	The Company may, without notice to, or the consent of, the Holders of the Notes, issue an unlimited principal amount of additional notes having identical terms and conditions as the Notes, other than, in each case, the issue date, issue price and, in some cases, the first Interest Payment Date. The Company will only be permitted to issue such additional notes if, at the time of such issuance, the Company is in compliance with the covenants contained in the Indenture. Any additional notes will be part of the same issue as the Notes and will vote on all matters with the Holders of the Notes, provided that if such additional notes are not fungible for U.S. federal income tax purposes with the Notes, such additional notes will be issued with a separate CUSIP number.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Officers' Certificate on behalf of the Company in his or her capacity as specified below.

Dated: April 5, 2024

AMPHENOL CORPORATION

By:	/s/ Craig A. Lampo
Name:	Craig A. Lampo
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Lance D' Amico
Name:	Lance D' Amico
Title:	Senior Vice President, Secretary and General Counsel

[Signature Page to Officers' Certificate (Pursuant to Section 2.2 of Indenture)]

Exhibit A

Form of 2027 Note

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS TO BE MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 032095AN1

ISIN: US032095AN10

No. [ ]	$[ ]

Amphenol Corporation

5.050% Senior Notes due 2027

Amphenol Corporation, a Delaware corporation (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., as nominee for the Depositary, or its registered assigns, the principal sum of [ ] ($[ ]), on April 5, 2027 (such date is hereinafter referred to as the “Stated Maturity”), and to pay interest on said principal sum, from April 5, 2024 or from the next most recent date to which interest has been paid or duly provided for, semi-annually in arrears, on April 5 and October 5 of each year (each such date, an “Interest Payment Date”), commencing on October 5, 2024, at the rate of 5.050% per annum until the principal hereof shall have been paid or duly made available for payment and, to the extent permitted by law, to pay interest on any overdue principal and premium, if any, and on any overdue installment of interest from time to time on demand at the rate borne by the Notes.

The interest so payable shall be paid to the persons in whose name the Notes are registered at the close of business on March 21 and September 20 (the “Interest Record Dates”) (whether or not a Business Day) immediately preceding such April 5 and October 5, respectively.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any Interest Payment Date, any redemption date or the Stated Maturity falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if made on the date that payment was due and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date, such redemption date or Stated Maturity, as the case may be, to the date of that payment on that next succeeding Business Day.

As used herein, the term “Depository” shall mean The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable statute or regulation, which in each case, shall be designated by the Company pursuant to the Indenture.

If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders of the Notes on a subsequent special record date. The Company shall fix the record date and payment date. At least ten days before the record date, the Company shall mail to the Trustee and to each Holder of the Notes a notice that states the record date, the payment date and the amount of interest to be paid. The Company may pay defaulted interest in any other lawful manner.

The place where: (i) principal of and premium, if any, and interest on the Notes shall be payable, (ii) the Notes may be surrendered for registration of transfer or exchange and (iii) notices and demands to or upon the Company in respect of the Notes and the Indenture may be served, shall be at the Company’s office or agency in Hartford, Connecticut (which initially shall be the corporate trust office of the Trustee at: U.S. Bank Trust Company, National Association, 185 Asylum Street, 27th Floor, Hartford, Connecticut 06103), provided that, at the Company’s option, payment of interest may be made by check mailed to the registered Holders of the Notes at their registered addresses.

Notwithstanding the foregoing, as long as this Note is represented by a Global Note, payments of principal of, premium, if any, and interest on this Note will be made by wire transfer of immediately available funds to the Depositary or its nominee as the initial holder of this Note.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE FOLLOWING PAGES HEREOF, WHICH FURTHER PROVISIONS SHALL, FOR ALL PURPOSES, HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

AMPHENOL CORPORATION

By:
	Name:	Craig A. Lampo
	Title:	Senior Vice President and Chief Financial Officer

Attest:

Name: Lance D’Amico
Title: Senior Vice President, Secretary and General Counsel

[Signature Page to the Global Note]

CERTIFICATE OF AUTHENTICATION

This Global Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY,
NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

Dated:

[Signature Page to Global Note]

(REVERSE OF NOTE)

Amphenol Corporation
5.050% Senior Notes due 2027

This Global Note designated on the face hereof as 5.050% Senior Notes due 2027 (the “Notes”) is a duly authorized issue of securities of the Company issued and issuable in one or more series under an indenture, dated as of March 16, 2023 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee,” which term includes any successor trustee under such indenture), to such indenture, as supplemented by an Officers’ Certificate dated as of April 5, 2024 establishing the terms of the Notes (the “Officers’ Certificate,” and together with the Base Indenture, the “Indenture”), reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the securities issued thereunder and of the terms upon which said securities are, and are to be, authenticated and delivered. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

The Notes are not subject to a mandatory or optional sinking fund requirement.

The Notes shall be redeemable, at the Company’s option, in whole or in part, at any time or from time to time, at the redemption prices described in the Indenture.

The Notes will be subject to a special mandatory redemption (at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but not including, the special mandatory redemption date) under certain circumstances described in the Indenture.

If a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem all of the Notes as described above, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of such Holder’s Notes pursuant to the offer described in the Indenture, at a purchase price in cash equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date).

If an Event of Default (as defined in the Indenture) with respect to the Notes of this Series occurs and is continuing, the principal of the Notes of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each Series to be affected. Without the consent of any Holder of Securities, the Indenture or the Securities may be amended to cure, correct or supplement any ambiguity, omission, defect or inconsistency as to the Securities of such Series or to make any change that does not adversely affect the rights of any Holder of the Securities of such Series in any material respect. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the Holders of all Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Until such waiver becomes effective, a consent to it by a Holder of this Note is a continuing consent by the Holder and every subsequent Holder of this Note or portion of this Note that evidences the same debt as the consenting Holder’s Note, even if notation of the consent is not made on this Note. However, any such Holder or subsequent Holder may revoke the consent as to such Holder’s Note or portion of this Note if the Trustee receives the notice of revocation before the date of the waiver becomes effective. Any amendment or waiver once effective shall bind every Holder of each Series affected by such amendment or waiver, subject to certain exceptions provided for in the Indenture.

Every amendment to the Indenture or the Securities of one or more Series shall be set forth in a Supplemental Indenture that complies with the TIA as then in effect.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times and place and at the rate and in the currency herein prescribed.

A Holder shall register the transfer of or exchange Notes in accordance with the Indenture. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. Neither the Company nor the Registrar shall be required (a) to issue, register the transfer of, or exchange Notes of any Series for the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of Notes of such Series selected for redemption and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange Notes of any Series selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part.

The Company may be discharged from its obligations under the Notes and under the Indenture with respect to the Notes except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Notes and in the Indenture with respect to the Notes, in each case upon satisfaction of certain conditions specified in the Indenture.

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting the Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

The registered Holder of this Note shall be treated as the owner of it for all purposes.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

The Trustee shall act as the Registrar, Paying Agent and Service Agent (as defined in the Indenture) for the Notes. The Notes shall be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes shall be issued only in registered form without coupons. In the event of a declaration of acceleration of the maturity of the Notes pursuant to the Indenture, 100% of the principal amount of the Notes shall be payable. The Notes shall be issued in United States dollars and principal of and premium, if any, and interest on the Notes shall be paid in United States dollars. The Notes shall be unsecured debt securities of the Company. The Notes shall not be convertible to any other securities of the Company. The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

In order to comply with applicable tax laws (inclusive of rules, regulations and interpretations promulgated by competent authorities) related to the Notes in effect from time to time (“Applicable Law”) that a foreign financial institution, issuer, trustee, paying agent or other party is or has agreed to be subject to, the Company agrees (i) upon written request of the Trustee, to provide to the Trustee, to the extent reasonably available to the Company, sufficient information about the parties and/or transactions (including any modification to the terms of such transactions) so the Trustee can determine whether it has tax related obligations under Applicable Law and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments to the extent necessary to comply with Applicable Law for which the Trustee shall not have any liability.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and Zip Code)

and irrevocably appoint

to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to the provisions hereof, check the box: ☐

If you want to elect to have only part of the Note purchased by the Company pursuant to the provisions hereof, state the amount you elect to have purchased: $ _________________________

Date :

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit B

Form of 2029 Note

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS TO BE MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 032095AP6

ISIN: US032095AP67

No. [ ]	$[ ]

AMPHENOL CORPORATION

5.050% SENIOR NOTES DUE 2029

Amphenol Corporation, a Delaware corporation (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., as nominee for the Depositary, or its registered assigns, the principal sum of [ ] ($[ ]), on April 5, 2029 (such date is hereinafter referred to as the “Stated Maturity”), and to pay interest on said principal sum, from April 5, 2024 or from the next most recent date to which interest has been paid or duly provided for, semi-annually in arrears, on April 5 and October 5 of each year (each such date, an “Interest Payment Date”), commencing on October 5, 2024, at the rate of 5.050% per annum until the principal hereof shall have been paid or duly made available for payment and, to the extent permitted by law, to pay interest on any overdue principal and premium, if any, and on any overdue installment of interest from time to time on demand at the rate borne by the Notes.

The interest so payable shall be paid to the persons in whose name the Notes are registered at the close of business on March 21 and September 20 (the “Interest Record Dates”) (whether or not a Business Day) immediately preceding such April 5 and October 5, respectively.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any Interest Payment Date, any redemption date or the Stated Maturity falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if made on the date that payment was due and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date, such redemption date or Stated Maturity, as the case may be, to the date of that payment on that next succeeding Business Day.

As used herein, the term “Depository” shall mean The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable statute or regulation, which in each case, shall be designated by the Company pursuant to the Indenture.

If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders of the Notes on a subsequent special record date. The Company shall fix the record date and payment date. At least ten days before the record date, the Company shall mail to the Trustee and to each Holder of the Notes a notice that states the record date, the payment date and the amount of interest to be paid. The Company may pay defaulted interest in any other lawful manner.

The place where: (i) principal of and premium, if any, and interest on the Notes shall be payable, (ii) the Notes may be surrendered for registration of transfer or exchange and (iii) notices and demands to or upon the Company in respect of the Notes and the Indenture may be served, shall be at the Company’s office or agency in Hartford, Connecticut (which initially shall be the corporate trust office of the Trustee at: U.S. Bank Trust Company, National Association, 185 Asylum Street, 27th Floor, Hartford, Connecticut 06103), provided that, at the Company’s option, payment of interest may be made by check mailed to the registered Holders of the Notes at their registered addresses.

Notwithstanding the foregoing, as long as this Note is represented by a Global Note, payments of principal of, premium, if any, and interest on this Note will be made by wire transfer of immediately available funds to the Depositary or its nominee as the initial holder of this Note.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE FOLLOWING PAGES HEREOF, WHICH FURTHER PROVISIONS SHALL, FOR ALL PURPOSES, HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

AMPHENOL CORPORATION

By:
	Name:	Craig A. Lampo
	Title:	Senior Vice President and Chief Financial Officer

Attest:

Name: Lance D’Amico
Title: Senior Vice President, Secretary and General Counsel

[Signature Page to the Global Note]

CERTIFICATE OF AUTHENTICATION

This Global Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY,
NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

Dated:

[Signature Page to Global Note]

(REVERSE OF NOTE)

Amphenol Corporation

5.050% Senior Notes due 2029

This Global Note designated on the face hereof as 5.050% Senior Notes due 2029 (the “Notes”) is a duly authorized issue of securities of the Company issued and issuable in one or more series under an indenture, dated as of March 16, 2023 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee,” which term includes any successor trustee under such indenture), to such indenture, as supplemented by an Officers’ Certificate dated as of April 5, 2024 establishing the terms of the Notes (the “Officers’ Certificate,” and together with the Base Indenture, the “Indenture”), reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the securities issued thereunder and of the terms upon which said securities are, and are to be, authenticated and delivered. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

The Notes are not subject to a mandatory or optional sinking fund requirement.

The Notes shall be redeemable, at the Company’s option, in whole or in part, at any time or from time to time, at the redemption prices described in the Indenture.

The Notes will be subject to a special mandatory redemption (at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but not including, the special mandatory redemption date) under certain circumstances described in the Indenture.

If a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem all of the Notes as described above, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of such Holder’s Notes pursuant to the offer described in the Indenture, at a purchase price in cash equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date).

If an Event of Default (as defined in the Indenture) with respect to the Notes of this Series occurs and is continuing, the principal of the Notes of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each Series to be affected. Without the consent of any Holder of Securities, the Indenture or the Securities may be amended to cure, correct or supplement any ambiguity, omission, defect or inconsistency as to the Securities of such Series or to make any change that does not adversely affect the rights of any Holder of the Securities of such Series in any material respect. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the Holders of all Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Until such waiver becomes effective, a consent to it by a Holder of this Note is a continuing consent by the Holder and every subsequent Holder of this Note or portion of this Note that evidences the same debt as the consenting Holder’s Note, even if notation of the consent is not made on this Note. However, any such Holder or subsequent Holder may revoke the consent as to such Holder’s Note or portion of this Note if the Trustee receives the notice of revocation before the date of the waiver becomes effective. Any amendment or waiver once effective shall bind every Holder of each Series affected by such amendment or waiver, subject to certain exceptions provided for in the Indenture.

Every amendment to the Indenture or the Securities of one or more Series shall be set forth in a Supplemental Indenture that complies with the TIA as then in effect.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times and place and at the rate and in the currency herein prescribed.

A Holder shall register the transfer of or exchange Notes in accordance with the Indenture. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. Neither the Company nor the Registrar shall be required (a) to issue, register the transfer of, or exchange Notes of any Series for the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of Notes of such Series selected for redemption and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange Notes of any Series selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part.

The Company may be discharged from its obligations under the Notes and under the Indenture with respect to the Notes except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Notes and in the Indenture with respect to the Notes, in each case upon satisfaction of certain conditions specified in the Indenture.

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting the Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

The registered Holder of this Note shall be treated as the owner of it for all purposes.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

The Trustee shall act as the Registrar, Paying Agent and Service Agent (as defined in the Indenture) for the Notes. The Notes shall be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes shall be issued only in registered form without coupons. In the event of a declaration of acceleration of the maturity of the Notes pursuant to the Indenture, 100% of the principal amount of the Notes shall be payable. The Notes shall be issued in United States dollars and principal of and premium, if any, and interest on the Notes shall be paid in United States dollars. The Notes shall be unsecured debt securities of the Company. The Notes shall not be convertible to any other securities of the Company. The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

In order to comply with applicable tax laws (inclusive of rules, regulations and interpretations promulgated by competent authorities) related to the Notes in effect from time to time (“Applicable Law”) that a foreign financial institution, issuer, trustee, paying agent or other party is or has agreed to be subject to, the Company agrees (i) upon written request of the Trustee, to provide to the Trustee, to the extent reasonably available to the Company, sufficient information about the parties and/or transactions (including any modification to the terms of such transactions) so the Trustee can determine whether it has tax related obligations under Applicable Law and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments to the extent necessary to comply with Applicable Law for which the Trustee shall not have any liability.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and Zip Code)

and irrevocably appoint

to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to the provisions hereof, check the box: ☐

If you want to elect to have only part of the Note purchased by the Company pursuant to the provisions hereof, state the amount you elect to have purchased: $ _________________________

Date :

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit C

Form of 2034 Note

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS TO BE MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 032095AQ4

ISIN: US032095AQ41

No. [ ]	$[ ]

Amphenol Corporation

5.250% Senior Notes due 2034

Amphenol Corporation, a Delaware corporation (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., as nominee for the Depositary, or its registered assigns, the principal sum of [ ] ($[ ]), on April 5, 2034 (such date is hereinafter referred to as the “Stated Maturity”), and to pay interest on said principal sum, from April 5, 2024 or from the next most recent date to which interest has been paid or duly provided for, semi-annually in arrears, on April 5 and October 5 of each year (each such date, an “Interest Payment Date”), commencing on October 5, 2024, at the rate of 5.250% per annum until the principal hereof shall have been paid or duly made available for payment and, to the extent permitted by law, to pay interest on any overdue principal and premium, if any, and on any overdue installment of interest from time to time on demand at the rate borne by the Notes.

The interest so payable shall be paid to the persons in whose name the Notes are registered at the close of business on March 21 and September 20 (the “Interest Record Dates”) (whether or not a Business Day) immediately preceding such April 5 and October 5, respectively.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any Interest Payment Date, any redemption date or the Stated Maturity falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if made on the date that payment was due and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date, such redemption date or Stated Maturity, as the case may be, to the date of that payment on that next succeeding Business Day.

As used herein, the term “Depository” shall mean The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable statute or regulation, which in each case, shall be designated by the Company pursuant to the Indenture.

If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders of the Notes on a subsequent special record date. The Company shall fix the record date and payment date. At least ten days before the record date, the Company shall mail to the Trustee and to each Holder of the Notes a notice that states the record date, the payment date and the amount of interest to be paid. The Company may pay defaulted interest in any other lawful manner.

The place where: (i) principal of and premium, if any, and interest on the Notes shall be payable, (ii) the Notes may be surrendered for registration of transfer or exchange and (iii) notices and demands to or upon the Company in respect of the Notes and the Indenture may be served, shall be at the Company’s office or agency in Hartford, Connecticut (which initially shall be the corporate trust office of the Trustee at: U.S. Bank Trust Company, National Association, 185 Asylum Street, 27th Floor, Hartford, Connecticut 06103), provided that, at the Company’s option, payment of interest may be made by check mailed to the registered Holders of the Notes at their registered addresses.

Notwithstanding the foregoing, as long as this Note is represented by a Global Note, payments of principal of, premium, if any, and interest on this Note will be made by wire transfer of immediately available funds to the Depositary or its nominee as the initial holder of this Note.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE FOLLOWING PAGES HEREOF, WHICH FURTHER PROVISIONS SHALL, FOR ALL PURPOSES, HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

AMPHENOL CORPORATION

By:
	Name:	Craig A. Lampo
	Title:	Senior Vice President and Chief Financial Officer

Attest:

Name: Lance D’Amico
Title: Senior Vice President, Secretary and General Counsel

[Signature Page to the Global Note]

CERTIFICATE OF AUTHENTICATION

This Global Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY,
NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

Dated:

[Signature Page to Global Note]

(REVERSE OF NOTE)

Amphenol Corporation

5.250% Senior Notes due 2034

This Global Note designated on the face hereof as 5.250% Senior Notes due 2034 (the “Notes”) is a duly authorized issue of securities of the Company issued and issuable in one or more series under an indenture, dated as of March 16, 2023 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee,” which term includes any successor trustee under such indenture), to such indenture, as supplemented by an Officers’ Certificate dated as of April 5, 2024 establishing the terms of the Notes (the “Officers’ Certificate,” and together with the Base Indenture, the “Indenture”), reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the securities issued thereunder and of the terms upon which said securities are, and are to be, authenticated and delivered. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

The Notes are not subject to a mandatory or optional sinking fund requirement.

The Notes shall be redeemable, at the Company’s option, in whole or in part, at any time or from time to time, at the redemption prices described in the Indenture.

The Notes will be subject to a special mandatory redemption (at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but not including, the special mandatory redemption date) under certain circumstances described in the Indenture.

If a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem all of the Notes as described above, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of such Holder’s Notes pursuant to the offer described in the Indenture, at a purchase price in cash equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date).

If an Event of Default (as defined in the Indenture) with respect to the Notes of this Series occurs and is continuing, the principal of the Notes of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each Series to be affected. Without the consent of any Holder of Securities, the Indenture or the Securities may be amended to cure, correct or supplement any ambiguity, omission, defect or inconsistency as to the Securities of such Series or to make any change that does not adversely affect the rights of any Holder of the Securities of such Series in any material respect. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the Holders of all Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Until such waiver becomes effective, a consent to it by a Holder of this Note is a continuing consent by the Holder and every subsequent Holder of this Note or portion of this Note that evidences the same debt as the consenting Holder’s Note, even if notation of the consent is not made on this Note. However, any such Holder or subsequent Holder may revoke the consent as to such Holder’s Note or portion of this Note if the Trustee receives the notice of revocation before the date of the waiver becomes effective. Any amendment or waiver once effective shall bind every Holder of each Series affected by such amendment or waiver, subject to certain exceptions provided for in the Indenture.

Every amendment to the Indenture or the Securities of one or more Series shall be set forth in a Supplemental Indenture that complies with the TIA as then in effect.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times and place and at the rate and in the currency herein prescribed.

A Holder shall register the transfer of or exchange Notes in accordance with the Indenture. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. Neither the Company nor the Registrar shall be required (a) to issue, register the transfer of, or exchange Notes of any Series for the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of Notes of such Series selected for redemption and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange Notes of any Series selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part.

The Company may be discharged from its obligations under the Notes and under the Indenture with respect to the Notes except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Notes and in the Indenture with respect to the Notes, in each case upon satisfaction of certain conditions specified in the Indenture.

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting the Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

The registered Holder of this Note shall be treated as the owner of it for all purposes.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

The Trustee shall act as the Registrar, Paying Agent and Service Agent (as defined in the Indenture) for the Notes. The Notes shall be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes shall be issued only in registered form without coupons. In the event of a declaration of acceleration of the maturity of the Notes pursuant to the Indenture, 100% of the principal amount of the Notes shall be payable. The Notes shall be issued in United States dollars and principal of and premium, if any, and interest on the Notes shall be paid in United States dollars. The Notes shall be unsecured debt securities of the Company. The Notes shall not be convertible to any other securities of the Company. The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

In order to comply with applicable tax laws (inclusive of rules, regulations and interpretations promulgated by competent authorities) related to the Notes in effect from time to time (“Applicable Law”) that a foreign financial institution, issuer, trustee, paying agent or other party is or has agreed to be subject to, the Company agrees (i) upon written request of the Trustee, to provide to the Trustee, to the extent reasonably available to the Company, sufficient information about the parties and/or transactions (including any modification to the terms of such transactions) so the Trustee can determine whether it has tax related obligations under Applicable Law and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments to the extent necessary to comply with Applicable Law for which the Trustee shall not have any liability.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and Zip Code)

and irrevocably appoint

to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to the provisions hereof, check the box: ☐

If you want to elect to have only part of the Note purchased by the Company pursuant to the provisions hereof, state the amount you elect to have purchased: $ _________________________

Date :

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).